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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-30514, 333-30516, 333-93729, 333-01297,
333-01299, 33-52044, 33-89528, 33-61485, 333-38629, 333-28495, 333-22169,
333-44701, 333-56287, 333-70227, 333-72783, 333-76027, 333-55798, and
333-55800) of Parametric Technology Corporation of our report dated October 15, 2001 relating to the financial statements, which appears in this Form 10-K.

                                          /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 26, 2001